UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2004

WOMEN FIRST HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26487 (Commission File Number)	13-3919601 (I.R.S. Employer Identification No.)

5355 Mira Sorrento Place, Suite 700
San Diego, CA 92121
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 509-1171

Item 5. Other Events and Required FD Disclosure and Item 12. Results of Operations and Financial Condition
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure and Item 12. Results of Operations and Financial Condition

     On March 16, 2004, Women First HealthCare, Inc. issued a press release announcing that it is exploring strategic alternatives to address financial challenges, the hiring of Miller Buckfire Lewis Ying & Co., LLC as its exclusive financial advisor and estimated fourth quarter and year-end results. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2004	Women First HealthCare, Inc.

	By:	/s/ RICHARD VINCENT Richard Vincent Vice President, Chief Financial Officer, Treasurer and Secretary

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